SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): March 23, 2007

                               Delta Apparel, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

                                     Georgia
                                ----------------
                          (State or Other Jurisdiction
                                of Incorporation)


       1-15583                                            58-2508794
  -------------------                               -----------------------
(Commission File Number)                       (IRS Employer Identification No.)


2750 Premiere Parkway, Suite 100, Duluth, Georgia                      30097
-------------------------------------------------                    -----------
   (Address of principal executive offices)                          (Zip Code)


                                 (678) 775-6900
                                ----------------
               (Registrant's Telephone Number Including Area Code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     On March 23, 2007, the Company's board of directors appointed Elizabeth J. Gatewood, Ph.D. as a director of the Company, filling a new seat on the board. Dr. Gatewood (age 62) is the Director of the University Office of Entrepreneurship & Liberal Arts at Wake Forest University, a position she has held since 2004. The Office is focused on creating and sustaining an environment that fosters entrepreneurial thinking across the entire campus community. From 1998 to 2004, she served as the Jack M. Gill Chair of Entrepreneurship and Director of The Johnson Center for Entrepreneurship & Innovation at Indiana University. The Board has determined that Dr. Gatewood is "independent" as defined by AMEX Rule 121A. Dr. Gatewood has not been appointed to serve on any committees of the Company's board of directors. Dr. Gatewood will participate in the Company's 2004 Non-Employee Director Stock Plan and will receive a grant of options for 188 shares of the company's common stock, which represents the standard grant to each of our directors for service during fiscal year 2007, pro rated for the portion of our fiscal year 2007 during which Dr. Gatewood will serve as a director.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DELTA APPAREL, INC.


Date: March 29, 2007                     /s/ Deborah H. Merrill
                                         -----------------------------------
                                         Deborah H. Merrill
                                         Vice President, Chief Financial Officer
                                         and Treasurer

EXHIBIT INDEX

Exhibit Number  Description
--------------  -----------

99.1            Press release issued by Delta Apparel, Inc. on March 29, 2007.